Annual Report

Capital
Opportunity
Fund

December 31, 1999

T. Rowe Price


Report Highlights
--------------------------------------------------------------------------------

Capital Opportunity Fund

o Stocks surged to record highs in 1999, with blue chip averages posting double-digit returns for the fifth year in a row.

o The fund's healthy 11.50% gain in the past six months surpassed its Lipper peer group average and the S&P 500.

o The fund enjoyed strong performance from numerous technology, media, telecommunications, and retail holdings.

o Though interest rates have been rising and stock valuations are high, we remain cautiously optimistic about the market.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

The bull market kept charging ahead in 1999, with the Standard & Poor's 500 Stock Index gaining more than 20% for an unprecedented fifth straight year. Most major averages ended the year at record highs, and the Russell 2000 Index of smaller companies outperformed the S&P 500 (although only slightly) for the first time since 1993. Technology stocks led the way again among large-caps and small-caps, U.S. and foreign stocks. We are encouraged by the Capital Opportunity Fund's strong six-month performance, as this is the first full reporting period since we changed the fund's investment process on May 1, 1999.

     Performance Comparison
     ---------------------------------------------------------------------------

     Periods Ended 12/31/99                     6 Months            12 Months
     ---------------------------------------------------------------------------

     Capital Opportunity Fund                      11.50%               11.50%

     S&P 500 Stock Index                            7.71                21.04

     Lipper Multi-Cap
     Core Funds Average                            10.96                22.45

     Your fund's 1999 return primarily reflected its previous investment program. In the first half of the year, fund performance was flat while the S&P 500 rose more than 12%. Results improved markedly after midyear, as is evident in the Performance Comparison table. The goal of our new investment program, described in the last report, is to improve the fund's relative performance by utilizing the best thinking of T. Rowe Price's individual equity analysts in each industry sector. So far, so good. Your fund's 11.50% return in the second half exceeded that of the S&P 500 and also edged out its new Lipper peer group, which we are introducing with this report. Lipper Inc. has changed its system of categorizing funds, and as a result, the Capital Opportunity Fund has been placed in the Multi-Cap Core Funds category. Previously, Lipper assigned a fund to a category based on its objective as outlined in its prospectus. The new categories are based on the major characteristics of each fund's actual portfolio holdings, such as market capitalization, price/earnings ratios and other valuation measures, earnings growth rates, and so on.

MARKET ENVIRONMENT

     Foreign economies rebounded and U.S. growth accelerated, driving interest rates sharply higher but also boosting corporate profits. World markets rallied on the belief that technology, telecommunications, and the Internet would enable, enhance, and perhaps prolong global growth while limiting inflation. Nonetheless, the Federal Reserve raised interest rates three times last year, concerned that job growth was outpacing the long-term growth rate of the labor force, increasing inflationary pressures. The yield on the 30-year Treasury bond also increased, ending the year near 6.5%, up from about 5% as 1999 began. These higher rates took a toll on equity prices in the third quarter, but by year-end exuberance had returned to Wall Street.

     To date, investors' faith in the New Economy has been well placed, and we agree there is much reason for optimism. For example, the Internet has had a tremendous impact on the business models of established companies. Early in 1999, many large-cap stocks were punished because of a perceived vulnerability to Internet competition. As the year progressed, many of these proved to investors that they were adept at using the Internet as a marketing and distribution tool as well as a powerful mechanism for improving internal efficiency.

     Nonetheless, much in this environment concerned us. In our opinion, the striking increase in the value of technology stocks is warranted in some cases but has been severely overdone in others. A series of weak earnings reports early in 2000 led to a sharp and fast drop in tech stock prices, and while the sector recovered quickly, we think it remains very sensitive to bad news. The real risk is that a normal correction meant to reprice only unprofitable or speculative issues could lead to a more widespread and significant correction in technology stocks and ultimately the entire market. In addition, it will take time to fully gauge the long-term beneficiaries (and casualties) of the growth of the Internet.

     With global demand rising and pushing prices of commodities-especially oil-higher, investors also bid up the value of selected cyclical stocks, which offer the potential for sharp earnings growth. The stocks of more steady growth companies, such as pharmaceuticals, and interest rate-sensitive stocks, such as financials, generally struggled.

PORTFOLIO REVIEW

     A number of stocks purchased last spring as a result of our new investment process added tremendously to performance for the year and the second half. With technology leading the market, it's not surprising that many of these were tech stocks, led by Cisco Systems, Microsoft, Oracle, Nokia, SCI Systems, JDS Uniphase, and America Online. Each of these companies is a leader in its industry and is positioned at the vanguard of the New Economy. Cisco, the leading supplier of networking equipment for the Internet, was our top contributor over the past six and 12 months. Oracle was the third-best contributor to fund performance in both periods. This supplier of database systems has a powerful new set of products for Internet applications. Microsoft placed in the top-five contributors for both periods despite a potentially adverse development in its federal antitrust trial, as investors focused on the expected strength of its new product cycle, starting with the launch of Windows 2000 in February. Nokia, the Finnish maker of cellular-phone handsets and telecom infrastructure, continued to take market share from rivals and was a major contributor for the year and the second half. SCI Systems is benefiting from the global trend toward outsourcing the manufacture of technology components. JDS Uniphase soared as investors came to appreciate its position as a leader in fiber-optic networking technology.

     AOL, the tenth-best contributor in the second half, has confounded the skeptics by maintaining and extending its lead among on-line media and Internet service providers. In the ultimate marriage of distribution and content-and the largest corporate merger ever-AOL announced plans in early January to acquire Time Warner. Stratospheric Internet valuations made the acquisition possible. At the same time, many investors feel the deal affirmed those valuations (at least in AOL's case), and marked the triumph of New Media over Old Media. Should the merger close, AOL would guarantee its participation in broadband Internet services through Time Warner's cable systems, the second-largest in the nation.

     The fund also benefited from our decision to add GE in the first half as the shares experienced uncharacteristic weakness. GE is reinventing itself using the Internet and was our second-best contributor over the past six months and fourth-best for the year thanks to its strong second-half performance.

     Leading retailers Wal-Mart and Home Depot, also added in the first half, round out the list of top contributors in the past six months. We were pleased with these results since many other retailers were mauled by a perception (which in some cases proved accurate) that their strategy or positioning was no longer competitive in an Internet world.

     Sector Diversification
     ---------------------------------------------------------------------------

     Consumer Nondurables                                              16%
     Technology                                                        21%
     Financial                                                         13%
     Consumer Services & Cyclicals                                     12%
     Energy & Utilities                                                12%
     Business Services & Transportation                                12%
     Capital Equipment, Process Industries, and Basic Materials        11%
     Reserves                                                           2%

     Based on net assets as of 12/31/99.

     As always, some stocks were disappointments. Bank of America was our worst contributor in the second half, hurt by rising interest rates. Waste Management was our second-largest loser in the six-month period, even though we cut our position significantly as problems unfolded. The company now has new management, and the stock is attractively valued if our estimate of the company's earnings power is correct. However, Waste Management must rebuild reporting systems and also regain market share and credibility. We will meet with the new management and monitor the company's progress. Our third-worst contributor for the second half was Philip Morris, hurt by ongoing tobacco litigation. Philip Morris is one of the best-managed companies in the world, with top brands in food, beverages, and cigarettes. The company's U.S. tobacco business accounts for more than half of its earnings, but at current prices investors are assigning no value whatsoever-or even negative value-to that business.

     Ironically, some negative contributors to performance were companies whose operating results have been solid. Tyco International is a prime example. The company has been an aggressive acquirer of various businesses, but it has built leadership roles in fire control systems and security (ADT), telecommunications equipment (AMP and AT&T's transoceanic cable business), and hospital supply (US Surgical and other businesses). The company was the subject of significant controversy in the second half as certain short sellers argued that it had employed aggressive and improper accounting for acquisitions. The company, its independent accountants, and several external accountants vigorously defended the propriety of Tyco's accounting.

     Ultimately the SEC elected to address the controversy by conducting an informal, voluntary inquiry that should take several months. The company is cooperating fully with the SEC and claims to welcome the chance to settle the issue. We think the inquiry will not reveal major problems and, perhaps more important, Tyco appears to be generating excellent internal growth, is run very efficiently, and will generate several billion dollars of free cash flow this year. We chose to maintain a meaningful position in Tyco.

OUTLOOK

     Rising interest rates and stretched valuations in technology could limit returns from the broad market averages this year, but we remain cautiously optimistic. We believe the market leaders in most industry sectors will continue to be rewarded. In addition, valuations in several key sectors, including health care, financials, and consumer nondurables, have become increasingly attractive as those stocks have lagged the market.

     We spend little time forecasting interest rates, the economy, or the markets. Instead, we believe our analysts can enhance returns and lower risk over time by identifying companies that are poised for above-average growth. We hope and fully expect that the Capital Opportunity Fund's improved relative performance in the past six months is a harbinger of things to come, and we appreciate your continued support.

     Respectfully submitted,

     William J. Stromberg
     President and Chairman of the Investment Advisory Committee

     January 21, 2000


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

     TWENTY-FIVE LARGEST HOLDINGS

                                                                Percent of
                                                                Net Assets
                                                                  12/31/99
     ---------------------------------------------------------------------------

     Microsoft                                                         4.6%

     GE                                                                4.2

     Cisco Systems                                                     2.8

     MCI WorldCom                                                      2.4

     Exxon Mobil                                                       2.2
     ---------------------------------------------------------------------------

     Citigroup                                                         1.8

     Wal-Mart                                                          1.8

     Lucent Technologies                                               1.7

     Intel                                                             1.7

     Oracle                                                            1.5
     ---------------------------------------------------------------------------

     America Online                                                    1.5

     Home Depot                                                        1.5

     Tyco International                                                1.4

     Sprint PCS                                                        1.3

     Procter & Gamble                                                  1.3
     ---------------------------------------------------------------------------

     American International Group                                      1.2

     Dell Computer                                                     1.2

     Coca-Cola                                                         1.2

     Hewlett-Packard                                                   1.1

     MediaOne Group                                                    1.1
     ---------------------------------------------------------------------------

     Royal Dutch Petroleum                                             1.0

     Bristol-Myers Squibb                                              1.0

     IBM                                                               1.0

     Nokia                                                             0.9

     Johnson & Johnson                                                 0.9
     ---------------------------------------------------------------------------

     Total                                                            42.3%

     Note: Table excludes reserves.


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

     CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

     6 Months Ended 12/31/99

     Ten Best Contributors
     ---------------------------------------------------------------------------

     Cisco Systems                                     21(cents)

     GE                                                20

     Oracle                                            20

     Microsoft                                         18

     Home Depot                                        10

     Wal-Mart                                          10

     Intel                                              9

     Nokia                                              8

     JDS Uniphase *                                     8

     America Online                                     8
     ---------------------------------------------------------------------------

     Total                                            132(cents)

     Ten Worst Contributors
     ---------------------------------------------------------------------------

     Bank of America                                   -9(cents)

     Waste Management                                   6

     Philip Morris                                      6

     Tyco International                                 5

     American Home Products                             4

     Bank One **                                        4

     Boston Scientific                                  3

     IBM                                                3

     DuPont                                             2

     MCI WorldCom                                       2
     ---------------------------------------------------------------------------

     Total                                            -44(cents)


     12 Months Ended 12/31/99

     Ten Best Contributors
     ---------------------------------------------------------------------------

     Cisco Systems *                                   25(cents)

     Microsoft *                                       23

     Oracle *                                          22

     GE *                                              21

     Xilinx **                                         12

     United HealthCare                                 12

     Nokia *                                           11

     Univision Communications **                       11

     Home Depot *                                      10

     SCI Systems *                                      9
     ---------------------------------------------------------------------------

     Total                                            156(cents)

     Ten Worst Contributors
     ---------------------------------------------------------------------------

     Network Associates **                            -29(cents)

     Romac International **                            22

     United Road Services **                           17

     Imax **                                           13

     Parametric Technology **                          12

     Rite Aid **                                       10

     XL Capital                                         9

     Allied Waste Industries                            8

     Richfood Holdings **                               7

     Safeway                                            6
     ---------------------------------------------------------------------------

     Total                                           -133(cents)

      * Position added
     ** Position eliminated


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     CAPITAL OPPORTUNITY FUND
     ---------------------------------------------------------------------------

                                        Lipper               Capital
                                        Multi-Cap Core       Opportunity
                       S&P 500          Funds Average        Fund

     11/30/94          10,000           10,000               10,000
     12/94             10,148           10,099               10,430
     12/95             13,962           13,232               15,281
     12/96             17,168           15,931               17,841
     12/97             22,895           20,367               20,673
     12/98             29,435           23,928               23,712
     12/99             35,633           28,743               26,439


Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                Since  Inception
     Periods Ended 12/31/99   1 Year   3 Years    5 Years   Inception       Date
     ---------------------------------------------------------------------------

     Capital
       Opportunity Fund       11.50%    14.01%     20.45%      21.07%   11/30/94

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                             Year
                            Ended
                         12/31/99   12/31/98   12/31/97   12/31/96   12/31/95

NET ASSET VALUE
Beginning of period      $  18.11   $  16.62   $  15.75   $  14.13   $  10.43

Investment activities
  Net investment income
  (loss)                    (0.01)     (0.07)      0.01         -*       0.01*
  Net realized and
  unrealized gain (loss)     1.86       2.44       2.45       2.36       4.83

  Total from
  investment activities      1.85       2.37       2.46       2.36       4.84

Distributions
  Net investment income      --         --         --         --        (0.01)
  Net realized gain         (4.27)     (0.88)     (1.59)     (0.74)     (1.13)

  Total distributions       (4.27)     (0.88)     (1.59)     (0.74)     (1.14)

NET ASSET VALUE
End of period            $  15.69   $  18.11   $  16.62   $  15.75   $  14.13
                         ----------------------------------------------------

Ratios/Supplemental Data

Total return (diamond)      11.50%     14.70%     15.87%     16.76%*    46.51%*

Ratio of total expenses
to average net assets        1.26%      1.35%      1.35%      1.35%*     1.35%*

Ratio of net investment
income (loss) to average
net assets                  (0.06%)    (0.44%)     0.04%      0.02%*     0.08%*

Portfolio turnover rate     133.1%      73.8%      85.0%     107.3%     136.9%

Net assets, end of period
(in thousands)           $109,057   $124,812   $109,055   $125,077   $ 61,923

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
        * Excludes expenses in excess of a 1.35% voluntary expense limitation in effect through 12/31/96

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------
                                                           December 31, 1999

Statement of Net Assets                              Shares/Par        Value
--------------------------------------------------------------------------------
                                                                In thousands

Common Stocks  98.4%

FINANCIAL  12.6%

Bank and Trust  4.8%

Bank of America                                          14,000   $      703

Bank of New York                                         21,900          876

Chase Manhattan                                          10,460          813

First Tennessee National                                  9,600          273

FirStar                                                  38,600          815

Mellon Financial                                          5,600          191

State Street                                              5,340          390

U.S. Bancorp                                             13,480          321

Wells Fargo                                              20,330          822

                                                                       5,204

Insurance  2.9%

ACE Limited                                               6,400          107

American General                                          4,110          312

American International Group                             12,325        1,333

Aon                                                       2,050           82

Hartford Financial Services Group                         3,730          177

Loews                                                     1,300           79

Marsh & McLennan                                          6,010          575

MGIC Investment                                             900           54

Unumprovident                                             5,500          176

XL Capital (Class A)                                      5,302          275

                                                                       3,170

Financial Services  4.9%

American Express *                                        3,850          640

Associates First Capital (Class A)                        5,600          154

Capital One Financial                                     2,200          106

Citigroup                                                35,430        1,969

Fannie Mae                                                9,500          593

Freddie Mac                                               9,200          433

Heller Financial                                          2,000           40

Household International                                   3,200          119

MBNA                                                      8,200          224

Morgan Stanley Dean Witter                                6,160          879

Providian Financial                                       1,300   $      118

SLM Holding                                               1,500           63

                                                                       5,338

Total Financial                                                       13,712


UTILITIES  5.8%

Telephone Services  4.2%

ALLTEL                                                    2,600          215

AT&T                                                     14,800          751

AT&T Liberty Group Media *                               11,700          664

Centurytel                                                4,000          189

GTE *                                                    10,300          727

McLeod USA *                                              4,100          241

SBC Communications                                       15,500          756

Sprint                                                   15,700        1,057

                                                                       4,600

Electric Utilities  1.6%

DQE                                                       4,500          156

Duke Energy                                               5,500          276

Entergy                                                   5,700          147

Niagara Mohawk *                                         17,600          245

PECO Energy                                               7,300          254

Reliant Energy                                            8,200          187

Scottish Power ADR *                                      2,262           63

Texas Utilities                                           5,500          196

Unicom                                                    5,800          194

                                                                       1,718

Total Utilities                                                        6,318


CONSUMER NONDURABLES  16.4%

Beverages  2.2%

Anheuser-Busch                                            4,020          285

Coca-Cola                                                22,060        1,285

Coca-Cola Enterprises                                     3,500           70

PepsiCo                                                  21,860          771

                                                                       2,411

Food Processing  1.3%

Bestfoods                                                 2,350   $      124

Campbell                                                  3,330          129

ConAgra                                                   4,310           97

General Mills                                             9,800          350

Heinz                                                     7,060          281

Quaker Oats                                               2,400          157

Ralston Purina                                            4,510          126

Sara Lee                                                  7,830          173

                                                                       1,437

Hospital Supplies/Hospital Management  1.7%

Abbott Laboratories                                      10,700          389

Baxter International                                      6,200          389

Beckman Coulter                                           3,100          158

Biomet *                                                  5,400          216

Boston Scientific *                                       8,100          177

Medtronic                                                 5,700          208

Millipore                                                 4,900          189

Omnicare                                                  6,200           74

                                                                       1,800

Pharmaceuticals  7.6%

American Home Products                                   11,900          469

Amgen *                                                   8,600          516

Bristol-Myers Squibb                                     17,300        1,110

Eli Lilly                                                 9,900          658

Express Scripts (Class A) *                               1,000           64

Genentech *                                               4,000          538

Johnson & Johnson                                        10,800        1,006

Merck                                                    14,500          972

Mylan Laboratories                                        9,000          227

Pfizer                                                   27,800          902

Pharmacia & Upjohn                                        5,200          234

Schering-Plough                                          13,200          557

Teva Pharmaceutical Industries ADR                        4,800          344

Warner-Lambert                                            8,700          713

                                                                       8,310

Health Care Services  0.5%

Aetna                                                       600   $       34

CIGNA                                                     1,500          121

Data Critical *                                           1,700           25

IMS Health                                                2,900           79

United HealthCare                                         2,700          143

Wellpoint Health Networks *                               2,700          178

                                                                         580

Cosmetics  0.4%

Gillette                                                  9,400          387

                                                                         387

Biotechnology  0.1%

Affymetrix *                                                800          136

                                                                         136

Miscellaneous Consumer Products  2.6%

Armstrong World                                             700           23

Clorox                                                    1,950           98

Colgate-Palmolive                                         4,900          319

Fortune Brands                                            4,980          165

Liz Claiborne                                               500           19

NIKE (Class B)                                            4,200          208

Philip Morris                                            19,410          450

Procter & Gamble                                         12,540        1,374

Stanley Works                                             1,800           54

Viad                                                      1,900           53

Wesley Jessen VisionCare *                                2,300           87

                                                                       2,850

Total Consumer Nondurables                                            17,911


CONSUMER SERVICES  10.4%

General Merchandisers  2.9%

Costco Wholesale *                                        2,300          210

Dayton Hudson                                             8,700          639

Dollar General                                            5,250          119

May Department Stores                                     3,400          110

Neiman Marcus Group *                                     2,800           78

TJX                                                       3,300           67

Wal-Mart                                                 27,800        1,922

         3,145

Specialty Merchandisers  3.3%

Albertson's                                               3,969   $      128

Circuit City Stores                                       2,800          126

CVS                                                       5,600          224

Federated Department Stores *                             1,200           61

Home Depot                                               23,250        1,594

Kohl's *                                                  2,400          173

Kroger *                                                 14,800          279

Lowes                                                     4,000          239

Nordstrom                                                 4,900          128

Safeway *                                                 4,900          174

Staples *                                                 5,800          120

The Gap                                                   5,100          235

Toys "R" Us *                                             3,900           56

                                                                       3,537

Entertainment and Leisure  2.4%

Carnival (Class A)                                        6,400          306

Disney                                                    9,400          275

McDonald's *                                             11,200          451

MediaOne Group *                                         15,600        1,198

Papa John's *                                             1,600           42

Viacom (Class B) *                                        6,100          369

                                                                       2,641

Media and Communications  1.7%

CBS *                                                     6,600          422

Clear Channel Communications *                            3,300          295

Comcast (Class A Special)                                 6,600          333

Dun & Bradstreet                                          1,700           50

McGraw-Hill                                               1,900          117

Meredith                                                    700           29

R.R. Donnelley                                            2,400           60

Time Warner                                               6,300          456

Tribune *                                                 2,300          127

                                                                       1,889

Restaurants  0.1%

Outback Steakhouse *                                      1,400           37

Tricon Global Restaurants *                                 900           35

                                                                          72

Total Consumer Services                                               11,284


CONSUMER CYCLICALS  2.0%

Automobiles and Related  1.5%

Dana                                                     17,900   $      536

Delphi Automotive Systems                                 4,612           73

Ford Motor                                               11,000          588

GM                                                        6,000          436

Goodyear Tire & Rubber                                    1,900           53

                                                                       1,686

Miscellaneous Consumer Durables  0.5%

Black & Decker                                            1,300           68

Eastman Kodak                                             4,600          305

Masco                                                     5,700          144

                                                                         517

Total Consumer Cyclicals                                               2,203

TECHNOLOGY  21.5%

Electronic Components  4.5%

Altera *                                                  7,400          367

Analog Devices *                                          6,800          632

EMC *                                                     4,000          437

Intel                                                    22,500        1,851

Jabil Circuit *                                           4,720          345

LSI Logic *                                               1,000           68

Maxim Integrated Products *                               5,600          264

National Semiconductor *                                  6,700          287

Sanmina *                                                 3,370          336

Texas Instruments                                         3,700          358

         4,945

Telecommunications  9.6%

3Com *                                                    4,700          221

Allegiance Telecom *                                      2,400          221

Cisco Systems *                                          28,900        3,095

JDS Uniphase *                                            6,000          968

Lucent Technologies                                      24,900        1,863

MCI WorldCom *                                           50,184        2,661

NEXTLINK Communications *                                 2,400          199

Nortel Networks                                           7,300          737

Sprint PCS *                                              3,900   $      400

Tellabs *                                                 1,700          109

                                                                      10,474

Aerospace and Defense  0.3%

General Dynamics                                          1,600           85

Lockheed Martin                                           7,500          164

Northrop                                                    500           27

Raytheon (Class B)                                        1,400           37

                                                                         313

Information Processing  3.2%

COMPAQ Computer                                          18,310          495

Dell Computer *                                          25,840        1,317

IBM                                                      10,130        1,094

SCI Systems *                                             5,340          439

Unisys *                                                  3,500          112

                                                                       3,457

Office Automation  0.2%

Ceridian *                                                1,800           39

Xerox                                                     7,100          161

                                                                         200

Specialized Computer  0.4%

Sun Microsystems *                                        6,400          495

                                                                         495

Electronic Systems  3.3%

Applied Materials *                                       3,500          443

Hewlett-Packard                                          10,660        1,215

KLA-Tencor *                                              1,800          201

Nokia ADR                                                 5,400        1,026

PE Biosystems                                               900          108

PerkinElmer                                                 700           29

Solectron *                                               6,100          580

                                                                       3,602

Total Technology                                                      23,486


CAPITAL EQUIPMENT  7.2%

Electrical Equipment  5.6%

GE                                                       29,450   $    4,557

Tyco International                                       39,400        1,532

                                                                       6,089

Machinery  1.6%

Danaher                                                   2,400          116

Deere                                                    10,900          473

FMC *                                                     1,300           74

Kennametal                                               13,800          464

Mannesmann (EUR)                                          2,300          556

Milacron                                                  4,400           68

                                                                       1,751

Total Capital Equipment                                                7,840


BUSINESS SERVICES AND
TRANSPORTATION  13.2%

Computer Service and Software  10.8%

America Online *                                         22,000        1,660

Automatic Data Processing                                 4,900          264

BMC Software *                                            4,800          383

Citrix Systems *                                          1,700          209

Computer Associates                                       7,150          500

Computer Sciences *                                         200           19

Electronic Data Systems                                     300           20

First Data                                                3,900          192

Galileo International                                     2,400           72

General Instrument *                                     10,200          867

Lexmark International Group (Class A) *                   1,800          163

Microsoft *                                              42,700        4,984

Oracle *                                                 15,000        1,680

Synopsys *                                                  700           47

Yahoo! *                                                  1,700          736

                                                                      11,796

Distribution Services  0.3%

AmeriSource Health *                                      1,700   $       26

Tech Data *                                              11,140          302

                                                                         328

Environmental  0.1%

Allied Waste *                                           13,400          118

                                                                         118

Transportation Services  0.0%

CNF Transportation                                          700           24

                                                                          24

Miscellaneous Business Services  0.6%

Equifax                                                   2,500           59

FDX *                                                     2,100           86

Omnicom                                                   2,800          280

Waste Management                                         14,800          254

                                                                         679

Railroad  1.1%

Burlington Northern Santa Fe                              8,600          209

Kansas City Southern Industries                          10,000          746

Norfolk Southern                                          9,600          197

                                                                       1,152

Airlines  0.3%

AMR *                                                     1,500          101

Delta                                                     1,200           60

Southwest Airlines                                        3,950           64

USAir *                                                     600           19

                                                                         244

Total Business Services and Transportation                            14,341


ENERGY  5.7%

Integrated Petroleum - Domestic  0.5%

Amerada Hess                                              1,700           97

Atlantic Richfield                                        1,100           95

Conoco (Class B)                                          3,993           99

Kerr-McGee                                                  800           50

Occidental Petroleum                                      3,800           82

USX-Marathon                                              6,800          168

                                                                         591

Integrated Petroleum - International  4.1%

Chevron                                                   8,200   $      710

Exxon Mobil                                              29,854        2,405

Royal Dutch Petroleum ADR                                18,870        1,141

Texaco                                                    3,460          188

                                                                       4,444

Energy Services  0.5%

Baker Hughes                                              5,400          114

Halliburton *                                             3,000          121

McDermott International                                     800            7

Schlumberger                                              5,300          298

Transocean Sedco Forex                                    1,026           34

                                                                         574

Exploration and Production  0.4%

Anadarko Petroleum                                        1,300           44

Burlington Resources                                      1,700           56

Union Pacific Resources                                   1,600           21

Unocal *                                                  9,450          317

                                                                         438

Gas and Gas Transmission  0.2%

Enron                                                     4,700          209

                                                                         209

Total Energy                                                           6,256


PROCESS INDUSTRIES  2.7%

Diversified Chemicals  1.1%

Air Products and Chemicals                                2,700           91

Cabot                                                     9,600          195

Dow Chemical                                              1,400          187

DuPont                                                    7,460          491

Praxair                                                   2,000          101

W. R. Grace *                                            10,900          151

                                                                       1,216

Forest Products  0.3%

International Paper                                       1,100           62

Louisiana Pacific                                           900           13

Potlatch                                                  1,300           58

Weyerhaeuser                                              2,600          187

                                                                         320

Specialty Chemicals  0.7%

3M                                                        2,000   $      196

Avery Dennison                                            1,500          109

Great Lakes Chemical                                      3,500          134

Millennium Chemicals                                      3,500           69

Solutia                                                   7,700          119

Waters *                                                  2,500          132

                                                                         759

Paper and Paper Products  0.6%

Champion International                                    1,200           74

Fort James                                                6,050          166

Kimberly-Clark                                            6,500          424

Smurfit-Stone Container *                                   900           22

                                                                         686

Total Process Industries                                               2,981


BASIC MATERIALS  0.9%

Metals  0.6%

Alcan Aluminum (CAD)                                      2,500          103

Alcoa                                                     3,200          265

Inco *                                                    2,900           68

Nucor                                                       800           44

Phelps Dodge                                              2,130          143

Reynolds Metals                                             600           46

                                                                         669

Mining  0.2%

Barrick Gold                                              3,800           67

Battle Mountain Gold                                      9,100           19

Newmont Mining                                            4,600          113

                                                                         199

Miscellaneous Materials  0.1%

Williams Companies                                        4,100          125

                                                                         125

Total Basic Materials                                                    993


MISCELLANEOUS  0.0%

Miscellaneous  0.0%

Drugstore.Com *                                             600   $       22

Total Miscellaneous                                                       22

Total Common Stocks (Cost  $92,395)                                  107,347

Short-Term Investments  2.2%

U.S. Government Obligations  0.3%

U.S. Treasury Bills, 5.08%, 2/10/00                  $  300,000          299

                                                                         299

Money Market Funds  1.9%

Government Reserve Investment Fund, 4.80% #           2,038,179        2,038

                                                                       2,038

Total Short-Term Investments (Cost  $2,337)                            2,337

Total Investments in Securities

100.6% of Net Assets (Cost $94,732)                               $  109,684

Futures Contracts

In thousands

                                          Contract  Unrealized
                              Expiration  Value     Gain (Loss)
                              ----------  --------  -----------

Long, 5 S&P 500
  Index Contracts
  contracts, $280,000
  of U.S. Treasury Bills
  pledged as initial margin   3/00        $  1,855  $       67

Net payments (receipts)
of variation margin to date                                (63)

Variation margin receivable
(payable) on open futures contracts                                        4

Other Assets Less Liabilities                                           (631)

NET ASSETS                                                        $  109,057
                                                                  ----------

Net Assets Consist of:

Accumulated net realized gain/loss
- net of distributions                                            $    1,146

Net unrealized gain (loss)                                            15,019

Paid-in-capital applicable to 6,952,759
shares of $.0001 par value capital stock
outstanding; 1,000,000,000 shares authorized                          92,892

NET ASSETS                                                        $  109,057
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    15.69
                                                                  ----------

  #  Seven-day yield
  *  Non-income producing
ADR  American Depository Receipt
CAD  Canadian dollar
EUR  Euro

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                        Year
                                                                       Ended
                                                                    12/31/99

     Investment Income (Loss)

     Income
       Dividend                                                   $    1,069
       Interest                                                          222

       Total income                                                    1,291

     Expenses
       Investment management                                             763
       Shareholder servicing                                             376
       Custody and accounting                                            102
       Prospectus and shareholder reports                                 62
       Registration                                                       31
       Legal and audit                                                    15
       Directors                                                           6
       Miscellaneous                                                       4

       Total expenses                                                  1,359

     Net investment income (loss)                                        (68)

     Realized and Unrealized Gain (Loss)

     Net realized gain (loss)
       Securities                                                     26,367
       Futures                                                            16
       Foreign currency transactions                                     (11)
       Net realized gain (loss)                                       26,372
     Change in net unrealized gain or loss
       Securities                                                    (15,615)
       Futures                                                            67
       Change in net unrealized gain or loss                         (15,548)

     Net realized and unrealized gain (loss)                          10,824

     INCREASE (DECREASE) IN NET
     ASSETS FROM OPERATIONS                                       $   10,756
                                                                  ----------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                           Year
                                                          Ended
                                                       12/31/99     12/31/98

     Increase (Decrease) in Net Assets

     Operations
       Net investment income (loss)                  $      (68)  $     (520)
       Net realized gain (loss)                          26,372        5,258
       Change in net unrealized gain or loss            (15,548)      11,091

       Increase (decrease) in net
       assets from operations                            10,756       15,829

     Distributions to shareholders
       Net realized gain                                (23,916)      (5,807)

     Capital share transactions *
       Shares sold                                       21,948       41,118
       Distributions reinvested                          23,137        5,668
       Shares redeemed                                  (47,680)     (41,051)

       Increase (decrease) in net
       assets from capital
       share transactions                                (2,595)       5,735

     Net Assets

     Increase (decrease) during period                  (15,755)      15,757
     Beginning of period                                124,812      109,055

     End of period                                   $  109,057   $  124,812
                                                     -----------------------

     *Share information
       Shares sold                                        1,230        2,323
       Distributions reinvested                           1,555          339
       Shares redeemed                                   (2,722)      (2,333)

       Increase (decrease) in
       shares outstanding                                    63          329

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------
                                                             December 31, 1999

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Capital Opportunity Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on November 30, 1994.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Short-term debt securities are valued at amortized cost which, when combined with accrued interest, approximates fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Financial futures contracts are valued at closing settlement prices.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in change in net unrealized gain or loss in the accompanying financial statements.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Futures Contracts At December 31, 1999, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $139,085,000 and $157,310,000, respectively, for the year ended December 31, 1999.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications, which were primarily due to tax equalization debits, were made during the year ended December 31, 1999. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

     ---------------------------------------------------------------------------

     Undistributed net investment income                           $68,000
     Undistributed net realized gain                            (2,552,000)
     Paid in capital                                             2,484,000

     At December 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $94,732,000. Net unrealized gain aggregated $14,952,000 at period-end, of which $20,478,000 related to appreciated investments and $5,526,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $60,000 was payable at December 31, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $366,000 for the year ended December 31, 1999, of which $40,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1999, totaled $220,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Capital Opportunity Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Capital Opportunity Fund, Inc. (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with custodians and brokers, provide a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP

     Baltimore, Maryland
     January 20, 2000


T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 12/31/99
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o    $7,248,000 from short-term capital gains,

o $19,152,000 from long-term capital gains, subject to the 20% rate gains category.

For corporate shareholders, $911,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information


     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

     ** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value


International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond
International Bond


MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio


*    Closed to new investors.
! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.


T. Rowe Price Advisory Services and Retirement Resources
--------------------------------------------------------------------------------

Advisory Services,Retirement Resources

     T. Rowe Price is your full-service retirement specialist. We have developed unique advisory services that can help you meet the most difficult retirement challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials, self-help planning guides, and software tools are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

     ADVISORY SERVICES

     T. Rowe Price Retirement Income ManagerSM helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

     T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

     RETIREMENT RESOURCES AT T. ROWE PRICE

     Traditional, Roth, and Rollover IRAs

     SEP-IRA and SIMPLE IRA

     Profit Sharing

     Money Purchase Pension

     "Paired" Plans (Money Purchase
     Pension and Profit Sharing Plans)

     401(k) and 403(b)

     457 Deferred Compensation


     Planning and Informational Guides

     Minimum Required Distributions Guide

     Retirement Planning Kit

     Retirees Financial Guide

     Tax Considerations for Investors


     Insights Reports

     The Challenge of Preparing for Retirement

     Financial Planning After Retirement

     The Roth IRA: A Review


     Software Packages

     T. Rowe Price Retirement Planning
       AnalyzerTM CD-ROM or diskette $19.95.
       To order, please call
       1-800-541-5760. Also available
       on the Internet for $9.95.

     T. Rowe Price Variable Annuity AnalyzerTM
       CD-ROM or diskette, free. To order,
       please call 1-800-469-5304.

     T. Rowe Price Immediate Variable
       Annuity (Income Account)

     Investment Kits

     We will be happy to send you one of our
     easy-to-follow investment kits when you
     are ready to invest in any T. Rowe Price retirement vehicle, including IRAs, quali-fied plans, small-business plans, or our no-load variable annuities.


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By  touch-tone telephone
Tele*Access  1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th  Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square


T. Rowe Price, Invest with Confidence (registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.        F08-050  12/31/99